Exhibit 24






                                POWER OF ATTORNEY



             I, Terrence D. Daniels, do hereby constitute and appoint Arnold H. Dreyfuss and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 7th day of February, 1997.


                                  /s/ Terrence D. Daniels  (SEAL)

                                POWER OF ATTORNEY



             I, William M. Fariss, Jr., hereby constitute and appoint Arnold H. Dreyfuss and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 4th day of February, 1997.


                                  /s/  William M. Fariss, Jr.  (SEAL)

                                POWER OF ATTORNEY



             I, Judith B. McBee, do hereby constitute and appoint Arnold H. Dreyfuss and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 6th day of February, 1997.


                                  /s/  Judith B. McBee     (SEAL)

                                POWER OF ATTORNEY



             I, F.  Claiborne  Johnston,  Jr., do hereby  constitute and appoint
Arnold H. Dreyfuss and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 27th day of January, 1997.


                                  /s/  F. Claiborne Johnston, Jr.   (SEAL)

                                POWER OF ATTORNEY



             I, Wilson H. Flohr, Jr., do hereby constitute and appoint Arnold H. Dreyfuss and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 6th day of February, 1997.


                                  /s/   Wilson H. Flohr, Jr.   (SEAL)